                             TCW/DW INCOME & GROWTH FUND

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                                       01/31/98
                                 CLASS A

YIELD = 2 { [ ((a-b) /cd)  +1] -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
          d = The maximum offering price per share on the last day of the period


                                                             6
YIELD = 2 { [ ((138.65 - 33.82) / 2187.424 X 12.155) +1] -1}

                    =              4.78%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                           TCW/DW INCOME and GROWTH FUND(A)


(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)


                _                               _
               |        ______________________   |
FORMULA:       |       |           |             |
               |  /\ n |          ERV            |
          T  = |    \  |      ----------         |  - 1
               |     \ |           P             |
               |      \|                         |
               |_                               _|



          T   = AVERAGE ANNUAL TOTAL RETURN
          n   = NUMBER OF YEARS
          ERV = ENDING REDEEMABLE VALUE
          P   = INITIAL INVESTMENT

                                                                    (A)
$1,000            ERV AS OF     AGGREGATE        NUMBER OF      AVERAGE ANNUAL
INVESTED - P      31-Jan-98     TOTAL RETURN     YEARS - n      TOTAL RETURN - T
------------      ----------    ------------     ---------      ----------------
  28-Jul-97        $1,015.20           1.52%          0.51                    NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)


(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                _                               _
               |        ______________________   |
FORMULA:       |       |           |             |
               |  /\ n |          EV             |
          t  = |    \  |      ----------         |  - 1
               |     \ |           P             |
               |      \|                         |
               |_                               _|


                    EV
        TR  =   ---------- - 1
                    P


     t  = AVERAGE ANNUAL TOTAL RETURN
          (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
     EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
     P  = INITIAL INVESTMENT
     TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                   (C)                               (B)
$1,000            EV AS OF         TOTAL             NUMBER OF       AVERAGE ANNUAL
INVESTED - P      31-Jan-98        RETURN - TR       YEARS - n       TOTAL RETURN - t
------------      ----------       -----------       ---------       ----------------
 28-Jul-97        $ 1,060.30             6.03%             0.51                    NA


(D)  GROWTH OF $10,000*
(E)  GROWTH OF $50,000*
(F)  GROWTH OF $100,000*

FORMULA:  G = (TR+1)*P
          G = GROWTH OF INITIAL INVESTMENT
          P = INITIAL INVESTMENT
          TR= TOTAL RETURN SINCE INCEPTION

                   TOTAL             (D) GROWTH OF              (E) GROWTH OF                (F) GROWTH OF
INVESTED - P       RETURN - TR       $10,000 INVESTMENT-G       $50,000 INVESTMENT - G       $100,000 INVESTMENT - G
------------       -----------       --------------------       ----------------------       -----------------------
 28-Jul-97                6.03                    $10,152                      $51,159                      $103,114


*INITIAL INVESTMENT $9,575, $48,250 & 97,250 RESPECTIVELY REFLECTS A 4.25%, 3.5% & 2.75% SALES CHARGE

                             TCW/DW INCOME & GROWTH FUND

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                                       01/31/98
                                 CLASS B

YIELD = 2 { [ ((a-b) /cd)  +1] -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
          d = The maximum offering price per share on the last day of the period


                                                                           6
YIELD = 2 { [ ((36385.86 - 11488.39) / 572918.224 X 11.631046) +1] -1}

                    =              4.53%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                           TCW/DW INCOME and GROWTH FUND(B)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                _                               _
               |        ______________________   |
FORMULA:       |       |           |             |
               |  /\ n |          ERV            |
          T  = |    \  |      ----------         |  - 1
               |     \ |           P             |
               |      \|                         |
               |_                               _|


            T = AVERAGE ANNUAL COMPOUND RETURN
            n = NUMBER OF YEARS
          ERV = ENDING REDEEMABLE VALUE
            P = INITIAL INVESTMENT


                                                                      (A)
$1,000             ERV AS OF       AGGREGATE          NUMBER OF       AVERAGE ANNUAL
INVESTED - P       31-Jan-98       TOTAL RETURN       YEARS - n       COMPOUND RETURN - T
------------       ---------       ------------       ---------       -------------------
 28-Jul-97         $1,008.90              0.89%            0.51                        NA


(B) AVERAGE ANNUAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)


                _                               _
               |        ______________________   |
FORMULA:       |       |          |              |
               |  /\ n |          EV             |
          t  = |    \  |      ----------         |  - 1
               |     \ |          P              |
               |      \|          |              |
               |_                               _|

                      EV
          TR  =   ---------- - 1
                      P


      t = AVERAGE ANNUAL COMPOUND RETURN
          (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
     EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
      P = INITIAL INVESTMENT
     TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                   (C)                               (B)
$1,000             EV AS OF        TOTAL             NUMBER OF       AVERAGE ANNUAL
INVESTED - P       31-Jan-98       RETURN - TR       YEARS - n       COMPOUND RETURN - t
------------       ---------       -----------       ---------       -------------------
 28-Jul-97         $1,058.00             5.80%            0.51                        NA


(D)  GROWTH OF $10,000
(E)  GROWTH OF $50,000
(F)  GROWTH OF $100,000

FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


                   TOTAL             (D) GROWTH OF                (E)   GROWTH OF            (F)   GROWTH OF
INVESTED - P       RETURN - TR       $10,000 INVESTMENT - G       $50,000 INVESTMENT-G       $100,000 INVESTMENT - G
------------       -----------       ----------------------       --------------------       -----------------------
 28-Jul-97                5.80                      $10,580                    $52,900                      $105,800

                             TCW/DW INCOME & GROWTH FUND

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                                       01/31/98
                                 CLASS C

YIELD = 2 { [ ((a-b) /cd)  +1] -1}


WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
          d = The maximum offering price per share on the last day of the period


                                                                           6
YIELD = 2 { [ ((302674.02 - 95581.08) /4763015.178 X 11.637468) +1] -1}

                    =              4.53%

             SCHEDULE FOR RESTATED COMPUTATIONS OF PERFORMANCE QUOTATIONS
                       TCW/DW INCOME and GROWTH FUND - CLASS C

(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                _                               _
               |        ______________________   |
FORMULA:       |       |           |             |
               |  /\ n |          ERV            |
          T  = |    \  |      ----------         |  - 1
               |     \ |           P             |
               |      \|                         |
               |_                               _|


            T = AVERAGE ANNUAL TOTAL RETURN
            n = NUMBER OF YEARS
          ERV = ENDING REDEEMABLE VALUE
            P = INITIAL INVESTMENT

                                                   (A)
$1,000             ERV AS OF       NUMBER OF       AVERAGE ANNUAL
INVESTED - P       31-Jan-98       YEARS - n       TOTAL RETURN - T
------------       ---------       ---------       ----------------
 31-Jan-97         $1,130.30              1                  13.03%

 31-Mar-93         $1,693.80         4.8378                  11.51%

(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                _                               _
               |        ______________________   |
FORMULA:       |       |          |              |
               |  /\ n |          EV             |
          t  = |    \  |      ----------         |  - 1
               |     \ |          P              |
               |      \|          |              |
               |_                               _|

                     EV
          TR  =  ---------- 1
                     P


      t = AVERAGE ANNUAL TOTAL RETURN
          (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
     EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
      P = INITIAL INVESTMENT
     TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                   (C)                               (B)
$1,000             EV AS OF        TOTAL             NUMBER OF       AVERAGE ANNUAL
INVESTED - P       31-Jan-98       RETURN - TR       YEARS - n       TOTAL RETURN - t
------------       ---------       -----------       ---------       ----------------
 31-Jan-97         $1,140.30            14.03%               1                 14.03%

 31-Mar-93         $1,693.80            69.38%            4.84                 11.51%


(D)  GROWTH OF $10,000
(E)  GROWTH OF $50,000
(F)  GROWTH OF $100,000


FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


$10,000            TOTAL             (D)   GROWTH OF              (E)   GROWTH OF              (F)   GROWTH OF
INVESTED - P       RETURN - TR       $10,000 INVESTMENT - G       $50,000 INVESTMENT - G       $100,000 INVESTMENT - G
------------       -----------       ---------------------------------------------------       -----------------------
 31-Mar-93               69.38                      $16,938                      $84,690                      $169,380

                             TCW/DW INCOME & GROWTH FUND

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                                       01/31/98
                                 CLASS D

YIELD = 2 { [ ((a-b) /cd)  +1] -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding during the period that were entitled to receive dividends
          d = The maximum offering price per share on the last day of the period


                                                            6
YIELD = 2 { [ ((58.01 -11.86) /916.063 X 11.646433) +1] -1}

                    =              5.25%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                           TCW/DW INCOME and GROWTH FUND(D)




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                _                               _
               |        ______________________   |
FORMULA:       |       |                         |
               |  /\ n |      EV                 |
          t  = |    \  | -------------           |  - 1
               |     \ |      P                  |
               |      \|                         |
               |_                               _|

                 EV
       TR  = ---------- - 1
                 P


      t = AVERAGE ANNUAL COMPOUND RETURN
      n = NUMBER OF YEARS
     EV = ENDING VALUE
      P = INITIAL INVESTMENT
     TR = TOTAL RETURN


                                   (B)                               (A)
$1,000             EV AS OF        TOTAL             NUMBER OF       AVERAGE ANNUAL
INVESTED - P       31-Jan-98       RETURN - TR       YEARS - n       COMPOUND RETURN - t
------------       ---------       -----------       ---------       -------------------
 28-Jul-97         $1,062.10             6.21%            0.51                        NA

(C)  GROWTH OF $10,000
(D)  GROWTH OF $50,000
(E)  GROWTH OF $100,000


FORMULA:  G= (TR+1)*P
          G= GROWTH OF INITIAL INVESTMENT
          P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


$10,000            TOTAL             (C) GROWTH OF               (D) GROWTH OF               (E) GROWTH OF
INVESTED - P       RETURN - TR       $10,000 INVESTMENT- G       $50,000 INVESTMENT- G       $100,000 INVESTMENT- G
------------       -----------       -------------------------------------------------       ----------------------
 28-Jul-97                6.21                     $10,621                     $53,105                     $106,210